The Variable Annuity Life Insurance Company
Portfolio Director® Freedom Advisor
Summary Prospectus for New Investors
May 2, 2022
This summary prospectus summarizes key features of the Portfolio Director® Freedom Advisor individual fixed and variable deferred annuity contracts issued by The Variable Annuity Life Insurance Company.
Before you invest, you should also review the prospectus for the Contract, which contains more information about the Contract’s features, benefits, and risks. You can find the current prospectus and other information about the Contract online at https://www.aigrs.com/prospectus-and-reports/annuities. You can also obtain this information at no cost by calling us at 1-800-448-2542, or by writing to our Annuity Service Center (VALIC Document Control, P.O. Box 15648, Amarillo, Texas 79105).
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The Contract is intended to be used where you have engaged an Investment Adviser to provide investment advice regarding the periodic allocation of investments within the Contract. The Investment Adviser will charge a fee for such services, and any fee is in addition to the Contract’s fees and expenses.
The Contract is available as an individual retirement account (IRA) or as a non-qualified contract.
If you elect to pay any investment adviser fee from the Contract, any deduction may reduce the death benefit and annuity benefits, and may be subject to federal and state income taxes and a 10% federal penalty tax.
The owner of a Contract may cancel a newly purchased Contract within 20 days of receiving it without paying fees or penalties.
In some states, this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your total Contract value. You should review the prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.
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Additional information about certain investment products, including variable annuities, has been prepared by the SEC’s staff and is available at Investor.gov.

Special Terms Used in this Summary Prospectus

Account Value	The total sum of your Fixed Account Options and Variable Account Options that has not yet been applied to your annuity payments.

Advisory Program
The investment advice service provided by your Investment Adviser. Guided Portfolio AdvantageSM is the financial advice service offered by our affiliate, VALIC Financial Advisors, Inc., a registered investment adviser and Company subsidiary (VFA). A separate investment advisory fee and agreement are required for this service.

Beneficiary	The individual designated to receive Payout Payments upon the death of the annuitant.

Business Day
Any weekday that the New York Stock Exchange (“NYSE”) is open for trading. Normally, the NYSE is open Monday through Friday, from 9:30 a.m. to 4:00 p.m. Eastern time. On U.S. holidays or other days when the NYSE is closed, such as Good Friday, the Company is not open for business.

Contract	The individual fixed and variable deferred annuity contract summarized in this summary prospectus and described in more detail in the prospectus.

Contract Owner	The individual or entity to whom the Contract is issued.

Fixed Account Option	An account that is guaranteed to earn at least a minimum rate of interest while invested in VALIC’s general account.

Fixed Account Plus	A type of Fixed Account Option under the Contract.

Fund or Mutual Fund	An investment portfolio of a registered open-end management investment company, which serves as the underlying investment vehicle for each Division represented in VALIC Separate Account A.

Investment Adviser
The investment adviser that you have engaged to provide services as part of the Advisory Program. We only support Advisory Programs that are offered through our affiliate VALIC Financial Advisors (“VFA”),
Inc., a registered investment adviser and our subsidiary. There are advisory fees associated with an investment adviser’s services. Those fees are separate from the Contract’s fees and charges.

VALIC is not an investment adviser to the Advisory Program and does not provide any advice under the Advisory Program.

Market Close	Close of regular trading on the NYSE, normally 4:00 p.m. Eastern time on each day the NYSE is open for business.

Payout Payments	Annuity payments withdrawn in a steady stream during the Payout Period.

Payout Period	The time when you begin to withdraw your money in Payout Payments.

Purchase Payment	An amount of money you pay to VALIC to receive the benefits of a Contract.

Purchase Period	The accumulation period or time between your first Purchase Payment and the beginning of your Payout Period (or surrender).

Short-Term Fixed Account	A type of Fixed Account Option under the Contract.

VALIC (we, us, our)	The Variable Annuity Life Insurance Company.

Variable Account Option (or Division)	Investment options that correspond to Separate Account Divisions available under the Contract.

Important Information You Should Consider About the Contract

	FEES AND EXPENSES			Location in Prospectus
Charges for Early Withdrawals	There are no surrender or withdrawal charges under the Contract.			Fee Tables
Transaction Charges
•While you are enrolled in an Advisory Program, you will pay an Advisory
Program Fee to your Investment Adviser, and your Investment Adviser may direct VALIC to deduct such fee from your Account Value.
•There may also be taxes on Purchase Payments.
				Fee Tables Fees and Charges
Ongoing Fees and Expenses (annual charges)
The table below describes the current fees and expenses of the Contract that you may pay each year, depending on the options you choose. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected. The fees and expenses do not reflect any advisory fees paid to an Investment Adviser from the Contract or other Contract owner assets. If such charges were reflected, the fees and expenses would be higher.
				Fees and Charges
	Annual Fee	Minimum	Maximum
	Base Contract[1]	0.60%	0.60%
	Investment Options[2] (Fund fees and expenses)	0.20%	1.03%
1 As a percentage of average daily net asset value allocated to a Variable
Account Option.
2 As a percentage of Fund net assets, plus any applicable amounts deemed to be platform expenses. Currently, there are no amounts deemed to be platform expenses.

Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract.

	Lowest Annual Cost: $817	Highest Annual Cost: $1,657
Assumes:
•Investment of $100,000
•5% annual appreciation
•Least expensive combination of
base Contract fees and Fund fees
and expenses
•No optional benefits
•No surrender charges or advisory
fees
•No additional Purchase Payments,
transfers, or withdrawals

Assumes:
•Investment of $100,000
•5% annual appreciation
•Most expensive combination of
base Contract fees and Fund fees
and expenses
•No surrender charges or advisory
fees
•No additional Purchase Payments,
transfers, or withdrawals

	RISKS	Location in Prospectus
Risk of Loss	You can lose money by investing in this Contract, including your principal investment.	Principal Risks of Investing in the Contract
Not a Short-Term Investment
•This Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash.
•The benefits of tax deferral and long-term income mean the Contract is generally more beneficial to investors with a long investment time horizon.

Risks Associated with Investment Options
•An investment in this Contract is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the Contract.
•Each investment option (including each Fixed Account Option) has its own unique risks.
•You should review the investment options before making an investment decision.

Insurance Company Risks
An investment in the Contract is subject to the risks related to us, VALIC. Any obligations (including under any Fixed Account Option), guarantees, and benefits of the Contract are subject to our claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you. More information about us, including our financial strength ratings, is available upon request by calling 1-800-448-2542 or visiting www.aigrs.com.

RESTRICTIONS
Investments
•While the Advisory Program is in place, you are personally prohibited from making transfers among investment options in the Contract. During such period, transfer instructions may only be provided by the Investment
Adviser. If you terminate the Advisory Program, you may make transfers among the investment options subject to certain restrictions.
•Transfers between the investment options, as well as certain purchases and redemptions, are subject to policies designed to deter market timing and frequent transfers.
•Transfers to and from the Fixed Account Options are subject to special restrictions.
•We reserve the right to remove or substitute Funds as investment options.
Fixed and Variable Account Options Transfers Between Investment Options
TAXES
Tax Implications
•You should consult with a tax professional to determine the tax implications of an investment in and payments received under the
Contract.
•If you purchase the Contract as an individual retirement account, there is no additional tax benefit under the Contract.
•Withdrawals, including withdrawals to pay your Investment Adviser’s fees, may be subject to ordinary income tax. You may have to pay a tax penalty if you take a withdrawal before age 59½.
Federal Tax Matters

	CONFLICTS OF INTEREST	Location in Prospectus
Investment Professional Compensation
In order to purchase the Contract, you must engage an Investment Adviser to provide investment advice in the Contract. Your Investment Adviser will charge an Advisory Program Fee. We do not set your investment advisory fee. While VALIC may deduct the Advisory Program Fee from your Account
Value based on instructions from your Investment Adviser, we do not retain any portion of these fees. If VALIC Financial Advisors, Inc. (“VFA”) is the
Investment Adviser of your Advisory Program, VALIC, as the parent company of VFA will indirectly benefit from VFA’s receipt of Advisory Program Fees.
In addition, Investment Advisers and their managers are eligible for benefits from us or our affiliates, such as non-cash compensation items.
We do not pay sales commissions in connection with sales of the Contracts.
However, we pay a one-time transaction fee to certain affiliated financial professionals in our call center who sell you this Contract as a rollover. Such financial professionals do not provide investment advisory services, act as the Investment Adviser or receive any portion of the Advisory Program Fee under this Contract.
One or more of these conflicts of interest may influence your financial professional to recommend this Contract over another investment.
General Information – Distribution of the Contracts
Exchanges
Some financial professionals may have a financial incentive to offer you a new contract in place of the one you already own. You should exchange a contract you already own only if you determine, after comparing the features, fees, and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing contract.

Overview of the Contract

Purpose of the Contract
The Contract is designed to help you invest on a tax-deferred basis, meet long-term financial goals, and plan for your retirement. You can accumulate assets by investing in the Contract’s investment options and then later convert those accumulated assets into a stream of guaranteed income payments from us. The Contract includes a death benefit that may help financially protect your Beneficiary or Beneficiaries in the event of your death.
This Contract may be appropriate for you if you have a long investment time horizon and the Contract’s terms and conditions are consistent with your financial goals. It is not intended for people whose liquidity needs require early or frequent withdrawals or for people who intend to frequently trade in the Contract’s investment options.
The Contract is intended to be used where you have engaged an Investment Adviser to provide investment advice regarding the periodic allocation of investments within the Contract. If you elect to pay your Investment Adviser’s fees from your Contract, the deduction of those fees may reduce the death benefit and any annuity benefits, and may be subject to federal and state income taxes and a 10% federal penalty tax. See “Advisory Program” and “Federal Tax Matters” in the prospectus.
The Contract is available as an IRA or as a non-qualified contract.
Phases of the Contract
Like all deferred annuities, the Contract has two phases: (1) a Purchase Period (for savings) and (2) a Payout Period (for income).
Purchase Period. During the Purchase Period, you invest your money under the Contract in one or more available investment options to help you build assets on a tax-deferred basis. The available investment options may include:
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Variable Account Options. When you invest in a Variable Account Option, you are indirectly investing in the Variable Account Option’s underlying Mutual Fund. The Mutual Funds have different investment objectives, strategies, and risks. You can gain or lose money if you invest in a Variable Account Option.

Additional information about each Mutual Fund is provided in an appendix to this summary prospectus. Please see APPENDIX – FUNDS AVAILABLE UNDER THE CONTRACT.
•
Fixed Account Options. When you invest in a Fixed Account Option (Fixed Account Plus or Short-Term Fixed Account), your principal is guaranteed and earns interest based on a rate set and guaranteed by us.
The amount of money you accumulate during the Purchase Period depends (in part) on the performance of the investment options you choose. While the Advisory Program is in place, you are personally prohibited from making transfers among investment options in the Contract and your Investment Advisor will be responsible for providing all transfer and reallocation instructions. In order for you to transfer Account Value among investment options, you must first terminate the Advisory Program. If you have terminated the Advisory Program, you (instead of the Investment Adviser) may transfer money between investment options during the Purchase Period, subject to certain restrictions. Your accumulated assets impact the value of your benefits during the Purchase Period, including the death benefit as well as the amount available for withdrawal.
Payout Period. When you are ready to receive guaranteed income under the Contract, you can switch to the Payout Period, at which time you will start to receive Payout Payments from us. This is also referred to as “annuitizing” the Contract. You generally decide when to annuitize. You can choose from the available payout options, which may provide income for life, for a guaranteed period of time, or a combination of both. You can also choose to receive payments on a variable or fixed basis, or a combination of both. If the Payout Payments are fixed, the dollar amount of each payment will be the same. If the Payout Payments are variable, the dollar amount for the payments will fluctuate.
The death benefit from the Purchase Period does not apply during the Payout Period. Any amount payable upon death during the Payout Period depends on the payout option selected. You cannot take withdrawals of Account Value or surrender the Contract during the Payout Period.
Contract Features
IRA or NQDA. The Contract is available as an IRA or as a non-qualified deferred annuity.
Accessing Your Money. You may withdraw money from the Contract at any time during the Purchase Period. If you make a withdrawal, you may have to pay income taxes, including a tax penalty if you are younger than age 59½. Withdrawals may negatively impact the value of your benefits under the Contract.

Tax Treatment. You can transfer money between investment options without tax implications, and earnings (if any) on your investments are generally tax-deferred. Earnings and untaxed contributions are not taxed until they are distributed, which may occur when making a withdrawal, upon receiving a Payout Payment, or upon payment of the death benefit. You do not receive any additional tax benefit under the Contract if you are considering funding an IRA with an annuity, you should know that an annuity does not provide any additional tax deferral treatment of earnings beyond the treatment provided by the IRA itself.
Death Benefit. If you die during the Purchase Period, we pay a death benefit to your Beneficiary or Beneficiaries. The Contract has two possible death benefits (interest guaranteed death benefit and standard death benefit), both of which are automatically included in the Contract for no additional fee.
Systematic Withdrawals. This program, which is available at no additional charge, allows you to automatically receive withdrawals on a regular basis during the Purchase Period.
Benefits Available Under the Contract

The following tables summarize information about the benefits available under the Contract.
Standard Benefits
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions / Limitations
Interest Guaranteed Death Benefit	Provides a death benefit based on the greater of Account Value or net Purchase Payments plus interest	No Charge	•Payable only during the Purchase Period •Payable only if death occurs before age 70 •May not be available in all states •Withdrawals may significantly reduce the benefit
Standard Death Benefit	Provides a death benefit based on the greater of Account Value or net Purchase Payments	No Charge
•Payable only during the Purchase Period
•Generally payable only if death occurs on or after age 70
•Payable in any state where the interest guaranteed death
benefit is not available, even if death occurs before age 70
•Withdrawals may significantly reduce the benefit

Systematic Withdrawals	Allows you to automatically receive withdrawals on a regular basis during the Purchase Period	No Charge	•No more than one systematic withdrawal election may be in effect at any time •We reserve the right to discontinue any or all systematic withdrawals or to change the terms at any time
Advisory Program	The investment advice service provided by your Investment Adviser	Not applicable
•A separate investment advisory fee and agreement is
required
•If you pay any investment adviser fee from the Contract,
any deduction may reduce the death benefit and annuity
benefits, and may be subject to federal and state income
taxes and a 10% federal penalty tax.

Buying the Contract

Purchasing the Contract
You may purchase a Contract through licensed insurance agents who are registered representatives of broker-dealers.
When an initial Purchase Payment is accompanied by an application (or enrollment form), we will promptly either:
(a)
Accept the application and establish your account within 2 Business Days;
(b)
Request additional information to correct or complete the application. We will return the Purchase Payment within 5 Business Days if the requested information is not provided, unless you otherwise so specify. Once we have the requested information, we will establish your account effective the date we accept your application; or
(c)
Reject the application and return the initial Purchase Payment.
VALIC may reject an incomplete application, which may include for failing to enroll in an Advisory Program. If mandated under applicable law, we may be required to reject a Purchase Payment. We may also be required to block a Contract Owner’s account and thereby refuse to pay any request for transfers, withdrawals, surrenders or death benefits, until instructions are received from the appropriate regulatory authority.
Purchase Payments
Any contribution that you make into the Contract is a Purchase Payment. The initial Purchase Payment is the money you initially contribute to the Contract when purchasing the Contract or opening an account. For periodic payment Contracts, each contribution thereafter is a Subsequent Purchase Payment. The maximum single payment that may be applied to any account without our prior approval is $1,000,000. The minimum initial Purchase Payment is $25,000. We reserve the right to accept initial Purchase Payments below $25,000.
Minimum initial and Subsequent Purchase Payments are as follows:
Contract Type	Initial Purchase Payment	Subsequent Purchase Payment
Periodic Payment	$25,000	$1,000
Single Payment	$25,000	Not Applicable
You may make Purchase Payments into your Contract through age 85.
Crediting and Allocating Purchase Payments
A Purchase Payment must be in “good order” before it can be posted to your account. “Good order” means that all required information and/or documentation has been supplied and that the funds (check, wire, or ACH) clearly identify for whom the Purchase Payment is to be applied. See “When Your Account Will be Credited” under “Purchase Period” in the prospectus for specific information that we will require for a Purchase Payment to be in good order.
We will credit a Purchase Payment to your account as follows:
•
Initial Purchase Payment. Once we receive the completed application and the initial Purchase Payment in good order, we will accept the application and establish your account within 2 Business Days. We will apply your Purchase Payment by crediting that amount to your account, effective the date we accept your application. If you do not give us all of the information we need, we will contact you to get it before we make any allocation. If for some reason we are unable to complete this process within 5 Business Days, we will either send back your money or get your permission to keep it until we get all of the necessary information.
•
Subsequent Purchase Payments. If a subsequent Purchase Payment is received on a Business Day in good order by our bank by Market Close, the appropriate account(s) will be credited on that Business Day. Purchase Payments received in good order after Market Close or on a non-Business Day will be credited the next Business Day.
When we credit a Purchase Payment to your account, we will allocate the Purchase Payment among the Fixed Account Option(s) and/or Variable Account Option(s) based on the allocation instructions applicable to that Purchase Payment.

Making Withdrawals: Accessing the Money in Your Contract

Purchase Period
During the Purchase Period, you may withdraw all or part of your Account Value at any time if allowed by applicable law. The following table highlights certain important information regarding withdrawals under the Contract.
Surrender Charges and Taxes	There are no surrender or withdrawal charges under the Contract.
Negative Impact on Contract values	A withdrawal will reduce the value of your Contract and may reduce the value of the death benefit (perhaps significantly).
Internal Revenue Code or Retirement Plan	Depending on the circumstances, the Internal Revenue Code may restrict your ability to take withdrawals.
When you take a partial withdrawal, you may specify an amount to be taken from each investment option in which you are invested, or that the amount should be withdrawn pro-rata against all of your investment options. If you do not specify, the withdrawal will be taken pro-rata against all of your investment options.
The surrender value in a Fixed Account Option will never be less than the Purchase Payments allocated to the Fixed Account Option (less amounts transferred to a Variable Account Option or withdrawn from the Fixed Account Option).
Payout Period
Once the Payout Period begins, you will receive Payout Payments from your Contract under the selected payout option. You cannot make withdrawals of your Account Value during the Payout Period.
Requesting a Surrender or Withdrawal
If you would like to access all or a portion of your Account Value during the Purchase Period, you must complete a surrender request form in good order or information required in other approved media. Submit your request to our Home Office at 2929 Allen Parkway, Houston, Texas 77019, or to our Annuity Service Center at VALIC Document Control, P.O. Box 15648, Amarillo, Texas 79105. Good order means that all paperwork is complete and signed or approved by all required persons, and any necessary supporting legal documents or plan forms have been received in correct form.
We will send by mail a check with the surrender value to you within seven calendar days after we receive your request if it is in good order. Under certain circumstances, we may be permitted or required by applicable law to delay payment.
If you wish to receive automatic withdrawals, you may enroll in a systematic withdrawal program under the Contract, if available.

Additional Information About Fees

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the Contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected. The fees and expenses below do not reflect any advisory fees paid to your Investment Adviser from Contract or other assets. If such charges were reflected, the fees and expenses would be higher.
The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender or make withdrawals from the Contract, or transfer cash value between investment options. State premium taxes may also be deducted.
Transaction Expenses
Maximum Surrender Charge	None
The following tables describe the fees and expenses that you will pay each year during the time that you own the Contract, not including the Funds’ fees and expenses.
Annual Contract Expenses
Annual Variable Account Option Maintenance Charge	None

Annual Fees	Current	Maximum
Base Contract Expenses (1), (2) (as a percentage of average daily net asset value allocated to the Variable Account Option)	0.60%	0.60%
Annual Fund Expenses
The next table shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract. These amounts also include applicable platform expenses if you choose to invest in certain Funds. A complete list of Funds available under the Contract, including their annual expenses, may be found in the Appendix in this document.
Annual Fund Expenses (expenses that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees (if applicable), and other expenses)	Minimum [3]	Maximum [4]
	0.20%	1.03%
Footnotes to the Fee Tables
(1) Also referred to as “Separate Account Charges.” See “Purchase Unit Value” in the SAI for a discussion of how the Separate Account Charges impact the calculation of each Division’s unit value. For additional information, see “Fees and Charges – Separate Account Charges.”
(2) The Base Contract Expenses for Variable Account Options that invest in the VALIC Company I Aggressive Growth Lifestyle, Moderate Growth Lifestyle, and Conservative Growth Lifestyle Funds (the “VALIC Lifestyle Funds”) have been temporarily reduced to 0.45% following a reorganization of affiliated Funds that occurred on May 24, 2021. VALIC will end this voluntary reduction on or about April 30, 2023 and at such time Variable Account Options investing in the VALIC Lifestyle Funds will be subject to the base contract expense of 0.60%.
(3) The Mutual Fund with the lowest total annual fund operating expenses is the Goldman Sachs VIT Government Money Market Fund.
(4) The Mutual Fund with the highest total annual fund operating expenses is the VALIC Company I International Growth Fund.
Examples
These examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include transaction expenses, annual Contract expenses, and annual Fund expenses.
Each example assumes that you invest a single Purchase Payment of $100,000 in the Contract for the time periods indicated and that your investment has a 5% return each year. Neither example includes the effect of premium taxes upon annuitization, or the effect of any advisory fees paid to your Investment Adviser from Contract or other assets. If these fees and charges were reflected, the costs would be higher. Your actual costs may be higher or lower than the examples below.

The first set of examples assumes the most expensive combination of annual Contract expenses and annual Fund expenses, with no optional benefits. Based on these assumptions, your costs would be:
1 Year	3 Years	5 Years	10 Years
$1,657	$5,145	$8,875	$19,379
The second set of examples assumes the least expensive combination of annual Contract expenses and annual Fund expenses, with no optional benefits. Based on these assumptions, your costs would be:
1 Year	3 Years	5 Years	10 Years
$817	$2,557	$4,450	$9,939

Appendix A — Funds Available Under the Contract

The following is a list of Funds available under the Contract. More information about the Funds is available in the prospectuses for the Funds, which may be amended from time to time and can be found online at https://www.aigrs.com/prospectus-and-reports/annuities. You can also request this information at no cost by calling 1-800-448-2542.
The current expenses and performance information below reflect fees and expenses of the Funds, but do not reflect the other fees and expenses that your Contract may charge, such as platform expenses. Expenses would be higher and performance would be lower if these other charges were included. Each Fund’s past performance is not necessarily an indication of future performance.
Type	Fund – Share Class Adviser/Sub-Adviser[1]	Current Expenses	Platform Expenses[4]	Current Expenses + Platform Expenses	Average Annual Total Returns (as of Dec. 31, 2021)
					1 Year	5 Year	10 Year (or life of fund)
Domestic Large-Cap Equity	Blue Chip Growth Fund[2,3] Adviser: VALIC Sub-Adviser: T. Rowe Price	0.76%	None	0.76%	16.38%	23.04%	19.11%
	Capital Appreciation Fund[2,3] Adviser: VALIC Sub-Adviser: Columbia Management Investment Advisers	0.60%	None	0.60%	25.98%	20.96%	17.16%
	Dividend Value Fund[2,3] Adviser: VALIC Sub-Advisers: BlackRock, ClearBridge Investments, LLC	0.69%	None	0.69%	21.92%	10.22%	11.67%
	Growth Fund[2,3] Adviser: VALIC Sub-Advisers: BlackRock, SunAmerica	0.64%	None	0.64%	20.96%	23.42%	17.84%
	Large Capital Growth Fund[2] Adviser: VALIC Sub-Adviser: MFS	0.75%	None	0.75%	26.06%	22.84%	17.21%
	Nasdaq-100® Index Fund[2] Adviser: VALIC Sub-Adviser: SunAmerica	0.51%	None	0.51%	26.93%	27.90%	22.50%
	Stock Index Fund[2,3] Adviser: VALIC Sub-Adviser: SunAmerica	0.29%	None	0.29%	28.35%	18.09%	16.16%
	Systematic Core Fund[2,3] Adviser: VALIC Sub-Adviser: Goldman Sachs	0.68%	None	0.68%	26.25%	18.31%	16.02%
	Systematic Value Fund[2,3] Adviser: VALIC Sub-Adviser: Wellington Management	0.57%	None	0.57%	30.93%	10.49%	11.96%
	U.S. Socially Responsible Fund[2] Adviser: VALIC Sub-Adviser: SunAmerica	0.36%	None	0.36%	27.09%	17.27%	16.16%
Domestic Mid- Cap Equity	Mid Cap Strategic Growth Fund[2] Adviser: VALIC Sub-Advisers: Janus, Allianz	0.78%	None	0.78%	16.86%	21.05%	15.81%
	Mid Cap Value Fund[2,3] Adviser: VALIC Sub-Advisers: Boston Partners Global Investors, Inc. (d/b/a Boston Partners), Wellington Management	0.80%	None	0.80%	27.67%	10.87%	12.65%
	Mid Cap Index Fund[2] Adviser: VALIC Sub-Adviser: SunAmerica	0.35%	None	0.35%	24.32%	12.70%	13.85%

Type	Fund – Share Class Adviser/Sub-Adviser[1]	Current Expenses	Platform Expenses[4]	Current Expenses + Platform Expenses	Average Annual Total Returns (as of Dec. 31, 2021)
					1 Year	5 Year	10 Year (or life of fund)
Domestic Small- Cap Equity	Small Cap Growth Fund[2,3] Adviser: VALIC Sub-Advisers: JPMIM, T. Rowe Price	0.88%	None	0.88%	-4.98%	23.04%	17.43%
	Small Cap Index Fund[2] Adviser: VALIC Sub-Adviser: SunAmerica	0.42%	None	0.42%	14.44%	11.68%	12.99%
	Small Cap Special Values Fund[2] Adviser: VALIC Sub-Adviser: Allspring	0.89%	None	0.89%	29.51%	10.18%	13.14%
	Small Cap Value Fund[2,3] Adviser: VALIC Sub-Adviser: JPMIM	0.77%	None	0.77%	32.77%	7.97%	11.43%
Global Equity (International and Domestic)	Global Strategy Fund[2,3] Adviser: VALIC Sub-Adviser: Franklin Advisers, Inc. Sub-subadviser: Brandywine Global Investment Management LLC	0.66%	None	0.66%	8.58%	5.19%	6.45%
	International Socially Responsible Fund[2] Adviser: VALIC Sub-Adviser: SunAmerica	0.65%	None	0.65%	12.45%	11.52%	11.61%
International Equity	Emerging Economies Fund[2] Adviser: VALIC Sub-Adviser: JPMIM	0.88%	None	0.88%	1.20%	9.88%	5.24%
	International Equities Index Fund[2] Adviser: VALIC Sub-Adviser: SunAmerica	0.43%	None	0.43%	11.03%	9.18%	7.43%
	International Growth Fund[2,3] Adviser: VALIC Sub-Adviser: Morgan Stanley Investment Management Inc. Sub-subadviser: Morgan Stanley Investment Management Co.	0.83%	None	0.83%	14.21%	18.96%	12.44%
	International Opportunities Fund[2,3] Adviser: VALIC Sub-Advisers: MFS, Delaware Investment Fund Advisers	0.95%	None	0.95%	6.57%	12.48%	10.53%
	International Value Fund[2,3] Adviser: VALIC Sub-Adviser: Allspring	0.74%	None	0.74%	7.04%	4.69%	5.64%
Specialty	Global Real Estate Fund[2] Adviser: VALIC Sub-Advisers: Invesco, Goldman Sachs Sub-subadviser: Invesco Asset Management Limited, an affiliate of Invesco	0.86%	None	0.86%	22.62%	8.92%	9.18%
	Science & Technology Fund[2] Adviser: VALIC Sub-Advisers: T. Rowe Price, Allianz, Wellington Management	0.97%	None	0.97%	12.01%	27.81%	21.86%

Type	Fund – Share Class Adviser/Sub-Adviser[1]	Current Expenses	Platform Expenses[4]	Current Expenses + Platform Expenses	Average Annual Total Returns (as of Dec. 31, 2021)
					1 Year	5 Year	10 Year (or life of fund)
Hybrid (Equity and Fixed Income)	Aggressive Growth Lifestyle Fund[2,3] Adviser: VALIC Sub-Adviser: PineBridge	0.73%	None	0.73%	16.02%	11.47%	10.52%
	Asset Allocation Fund[2,3] Adviser: VALIC Sub-Adviser: JPMIM	0.85%	None	0.85%	16.74%	9.16%	8.65%
	Conservative Growth Lifestyle Fund[2,3] Adviser: VALIC Sub-Adviser: PineBridge	0.74%	None	0.74%	7.70%	7.59%	6.76%
	Moderate Growth Lifestyle Fund[2] Adviser: VALIC Sub-Adviser: PineBridge	0.74%	None	0.74%	13.83%	10.28%	9.24%
Fixed Income	Core Bond Fund[2,3] Adviser: VALIC Sub-Adviser: PineBridge	0.53%	None	0.53%	-0.76%	4.07%	3.43%
	Goldman Sachs VIT Government Money Market Fund[3,5] Adviser: Goldman Sachs	0.18%	None	0.18%	0.01%	1.01%	0.65%
	Government Securities Fund[2] Adviser: VALIC Sub-Adviser: JPMIM	0.66%	None	0.66%	-2.32%	2.62%	1.98%
	High Yield Bond Fund[2,3] Adviser: VALIC Sub-Adviser: Wellington Management	0.68%	None	0.68%	4.29%	5.97%	5.99%
	Inflation Protected Fund[2,3] Adviser: VALIC Sub-Adviser: Wellington Management	0.53%	None	0.53%	5.09%	4.96%	2.87%
	International Government Bond Fund[2] Adviser: VALIC Sub-Adviser: PineBridge	0.65%	None	0.65%	-5.86%	3.40%	2.11%
1 The following adviser/sub-adviser abbreviations are used in this table:
•
Allianz – Allianz Global Investors U.S., LLC
•
Allspring – Allspring Global Investments, LLC
•
BlackRock – BlackRock Investment Management, LLC
•
Goldman Sachs – Goldman Sachs Asset Management, L.P.
•
Invesco – Invesco Advisers, Inc.
•
Janus – Janus Capital Management LLC
•
JPMIM – J.P. Morgan Investment Management Inc.
•
MFS – Massachusetts Financial Services Company
•
PineBridge – PineBridge Investments LLC
•
SunAmerica – SunAmerica Asset Management, LLC (an affiliate of VALIC due to common ownership)
•
VALIC – The Variable Annuity Life Insurance Company
•
Wellington Management – Wellington Management Company LLP
2 A VALIC Company I Fund.
3 This Fund is subject to an expense reimbursement or fee waiver arrangement resulting in a temporary expense reduction. See the Fund prospectus for additional information.
4 A Platform Expense may only be increased to the extent that the Base Contract Expense plus the Platform Expense does not exceed 1.00%.

5 On or about April 29, 2022, after Market Close, VALIC substituted shares of the VALIC Company I Government Money Market I Fund with shares of the Goldman Sachs VIT Government Money Market Fund Institutional Shares.

* * *
This summary prospectus incorporates by reference the prospectus and Statement of Additional Information (SAI) for the Contract, both dated May 2, 2022, as may be amended or supplemented from time to time. The SAI may be obtained free of charge in the same manner as the prospectus.
EDGAR Contract Identifier: C000196999
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All Rights Reserved.